Exhibit 99.1

Take-Two Interactive Software, Inc. (NASDAQ: TTWO) Wedbush Securities Technology, Media & Telecommunications Conference March 9, 2011

The statements contained in this presentation which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence Forward-Looking Statements on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company's Transition Report on Form 10-KT for the five month transition period ended March 31, 2010, in the section entitled "Risk Factors," and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Take-Two Is A leading global developer, marketer and publisher of interactive entertainment software titles • Two of the industry’s top labels: Rockstar Games and 2K • World-class creative talent, including over 1,500 in-house development staff 3 • Diverse portfolio of top-selling franchises: – Grand Theft Auto - Sid Meier’s Civilization – Red Dead Redemption - Mafia – BioShock - Carnival Games – NBA 2K - Midnight Club – Borderlands - Max Payne • Net revenue of approximately $1.1 billion expected for fiscal 2011 (1) (1) Based on guidance as of February 8, 2011 for net revenue of $1.08 to $1.10 billion

The New Take-Two • Unparalleled creative team and strong, dedicated management • Focused on core strength of publishing select triple-A titles • Diversified, balanced portfolio of top-rated new and catalog titles • Selectively pursuing opportunities in emerging markets, new 4 platforms and digital offerings • Streamlined infrastructure: annual costs reduced by over $40 million • Profitable without a major new release of Grand Theft Auto (1) • Exciting line-up of upcoming releases (1) Based on actual results for old fiscal year ended October 31, 2010 and guidance as of February 8, 2011 for new fiscal year ending March 31, 2011

World-Class Creative Talent and Intellectual Property • Sci-fi, action and strategy titles for a range of gamers • Original and licensed brands • Groundbreaking action / adventure titles mostly for mature gamers • Primarily internally owned and developed titles • 7 internal studios • 6 internal studios • Realistic sports simulation games for everyone • Licensed and original franchises • 1 internal studio • High-quality family entertainment on all key platforms • Licensed and owned mass market brands and titles • 1 internal studio 5

Diverse Portfolio of Industry- Leading Franchises • Third-person action series set in the Wild West • Red Dead Redemption has sold more than 8 million units and received over 150 “Game of the Year” awards Key Rockstar Franchises: • The interactive entertainment industry’s most iconic and critically acclaimed title • Pioneered the open world action genre • Franchise has sold more than 100 million units • “Street racing” series • Franchise has sold nearly 18 million units • Popularized the third-person shooter genre • Franchise has sold more than 7 million units • Grand Theft Auto IV has sold nearly 20 million units (1) Note: All unit sales data reflects worldwide sell-in as of February 19, 2011 (1) Includes Complete Edition and Special Edition 6

Diverse Portfolio of Industry- Leading Franchises Key 2K Games Franchises: • BioShock is one of the highest-rated titles on Xbox 360 and PS3, with average Metacritic ratings of 95 • Franchise has sold more than 8 million units • One of world’s top strategy titles for the PC • Franchise has sold more than 10 million units • Authentic, action-packed gangster saga • Franchise has sold nearly 5 million units • Sci-fi, action franchise from acclaimed developer Gearbox Software • Franchise has sold nearly 4 million units • Several successful iterations of downloadable content 7 Note: All unit sales data reflects worldwide sell-in as of February 19, 2011

Diverse Portfolio of Industry- Leading Franchises Key 2K Sports and 2K Play Franchises: • Top-ranked NBA title for 11 years running • NBA 2K11 has sold more than • Popular, family friendly game focused on the Wii and DS 4 million units and won more than 20 “Sports Game of the Year” awards • Internally owned and developed • Franchise has sold more than 7 million units 8 Note: All unit sales data reflects worldwide sell-in as of February 19, 2011

Highest Ranked Publisher For Game Quality in 2010 • Take-Two was rated No. 1 in the interactive entertainment industry by Metacritic based on game quality in 2010 Publisher Average Metascore Total Points 1 Take-Two Interactive 77.1 298.2 2 Nintendo 76.1 285.7 3 Capcom 74.5 279.3 4 Microsoft 73.4 277.2 5 Electronic Arts 72.6 263.0 9 *Metacritic.com February 2011 • Ratings are highly correlated with sales • High-quality titles translate into strong catalog offerings 6 Activision Blizzard 69.3 261.8 7 Sony 70.9 259.6 8 Square Enix 70.8 247.6 9 Sega 67.4 235.7 10 Namco Bandai 66.3 228.3 11 THQ 67.0 219.1 12 Ubisoft 64.6 218.4 13 Konami 62.2 191.3

Strongest Catalog in the Industry 1,400 1,600 1,800 2,000 3rd Party Publisher Unit Sales/Sku- 2010 Total Catalog Titles (catalog defined as title not releasing in last 6 months) 10 Source: The NPD Group - 200 400 600 800 1,000 1,200 Take-Two Interactive Software Activision Blizzard Electronic Arts THQ Ubisoft Entertainment SA

• 14 new titles plus diverse catalog titles contributed to revenue for the 9-months ended December 31, 2010 • Mix of genres include action/adventure, sports, strategy and family/casual Increasingly Diverse Product Line • All labels – Rockstar Games, 2K Games, 2K Sports and 2K Play – were represented in Take-Two’s top- 10 selling titles during the 9-months ended December 31, 2010 11

Targeted Growth Strategy Focused on Publishing Triple-A Titles • 7 new franchises launched since 2007 • 16 internally-owned million-unit franchises 12 • 29 distinct titles selling > 2 million units worldwide

Targeted Growth Strategy Enhancing Growth Through Add-On Content Nov 2010 • Generates incremental revenue streams • Extends the life and value of titles • Bridges development cycles for franchises May 2010 Retail Digital May 2010 Sept 2010 13 August 2010 Oct 2010

Direct to PC iPad & Smartphones Targeted Growth Strategy Emerging Platforms Are Expanding the Market Social Networks Cloud Gaming 14

14% 7% 20% Geographic Mix by Region Net revenue for Nine-Months Ended December 31, 2010 • Partnership with China’s Tencent for NBA 2K Online • Shift to publishing model in Japan Targeted Growth Strategy Geographic Expansion 59% U.K. Asia Pac. N. Amer. Rest of Europe 15 improves margins and expands top-line sales • Exploring new channels for content distribution in Latin America

• Focus on select triple-A titles drives strong performance • Add-on content extends the value of our franchises Targeted Growth Strategy Lessons Learned 16 • Leading with our brands provides cost-effective entry into new channels • Focus on organic growth

• Grew net revenue by 80% year-over-year in first ninemonths of fiscal 2011 • Expect approximately $1.1 billion in net revenue for full-year fiscal 2011 (1) • Identified and implemented $15 million of annual cost savings during the 12-months ended October 31, 2010 Converting Great Games Into Revenue and Profits • Profitable without a major new release of Grand Theft Auto (2) • $297 million in cash at December 31, 2010 – more than double the level at March 31, 2010 17 (1) Based on guidance as of February 8, 2011 for net revenue of $1.08 to $1.10 billion (2) Based on actual results for old fiscal year ended October 31, 2010 and guidance as of February 8, 2011 for new fiscal year ending March 31, 2011

Exciting Line-Up of Announced New Releases 18

The New Take-Two Positioned for Continued Success • Global publisher focused on select triple-A titles • World-class creative talent • Industry-leading franchises 19 • Diverse and balanced portfolio of titles • Successfully pursuing growth opportunities • Solid financial foundation